AEW GLOBAL FOCUSED REAL ESTATE FUND

Supplement dated February 26, 2020 to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) of the AEW Global Focused Real Estate Fund (the “Fund”), dated June 1, 2019 as may be revised or supplemented from time to time.

Effective immediately, J. Hall Jones, Jr., will no longer serve as a co-portfolio manager of the Fund. Robert Oosterkamp will remain as Lead Portfolio Manager and Milton Low and Gina Szymanski will remain as co-portfolio managers of the Fund. Accordingly, effective immediately, all references to Mr. Jones as a co-portfolio manager of the Fund in the Summary Prospectus, Statutory Prospectus and SAI are hereby deleted.